UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 25, 2016

Beacon Roofing Supply, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50924	36-4173371
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Nos.)

505 Huntmar Park Drive, Suite 300, Herndon, VA	20170
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (571) 323-3939

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Beacon Roofing Supply, Inc. (the “Company”) is filing this Current Report on Form 8-K solely for the purpose of incorporating by reference certain previously disclosed financial statements into the Company’s Registration Statements on Form S-3 (and the related prospectus contained therein) and Form S-8 (together, the “Registration Statements”) to be filed with the U.S. Securities and Exchange Commission immediately following the filing of this Current Report on Form 8-K. These financial statements were previously included in the Company’s Registration Statement on Form S-4 (File No. 333-209548), as amended, and related prospectus dated March 22, 2016. This Current Report on Form 8-K does not modify, update, or restate the consolidated financial statements of the Company included in the Company’s Registration Statement on Form S-4 (File No. 333-209548), as amended, or related prospectus dated March 22, 2016. As such, the following financial statements are being filed herewith:

(i)	audited consolidated financial statements of the Company as of September 30, 2015 and September 30, 2014 and for the three-year period ended September 30, 2015, including the notes thereto and the reports of Ernst & Young LLP thereon, which reflect (i) the adoption, effective as of October 1, 2015, of the FASB Accounting Standards Update (“ASU”) 2015-03 “Simplifying the Presentation of Debt Issuance Costs” and retrospective application of this ASU to the consolidated balance sheets of the Company as of September 30, 2015 and 2014 (as described further in Note 2, “Summary of Significant Accounting Policies”) (the adoption of this ASU did not have any impact on the Company’s consolidated statements of operations, comprehensive income, stockholders’ equity or cash flows), and (ii) the addition of a new Note 18, “Supplemental Guarantor Information,” with condensed consolidating financial information of the Company and subsidiary guarantors of the Company’s debt securities in accordance with Rule 3-10 under Regulation S-X, filed as Exhibit 99.1 hereto and incorporated by reference herein; and

(ii)	unaudited consolidated financial statements of the Company as of December 31, 2015 and December 31, 2014 and for the three-month periods ended December 31, 2015 and December 31, 2014 (as previously reported in the Company’s Quarterly Report on Form 10-Q, filed on February 5, 2016), including the notes thereto, which reflect the addition of a new Note 11, “Supplemental Guarantor Information,” with condensed consolidating financial information of the Company and subsidiary guarantors of the Company’s debt securities in accordance with Rule 3-10 under Regulation S-X, filed as Exhibit 99.2 hereto and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

23.1	Consent of Ernst & Young LLP, independent registered public accounting firm to Beacon Roofing Supply, Inc.

99.1	Audited consolidated financial statements of Beacon Roofing Supply, Inc. as of September 30, 2015 and September 30, 2014 and for the three-year period ended September 30, 2015, including the notes thereto and the reports of Ernst & Young LLP thereon

99.2	Unaudited consolidated financial statements of Beacon Roofing Supply, Inc. as of December 31, 2015 and December 31, 2014 and for the three-month period ended December 31, 2015 and December 31, 2014, including the notes thereto

101.INS	XBRL Instance Document

101.SCH	XBRL Taxonomy Extension Schema

101.CAL	XBRL Taxonomy Extension Calculation Linkbase

101.DEF	XBRL Taxonomy Extension Definition Linkbase

101.LAB	XBRL Taxonomy Extension Label Linkbase

101.PRE	XBRL Taxonomy Extension Presentation Linkbase

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEACON ROOFING SUPPLY, INC.

By:	/s/ Joseph M. Nowicki
	Name:	Joseph M. Nowicki
	Title:	Executive Vice President and CFO

Date: March 25, 2016

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Ernst & Young LLP, independent registered public accounting firm to Beacon Roofing Supply, Inc.

99.1	Audited consolidated financial statements of Beacon Roofing Supply, Inc. as of September 30, 2015 and September 30, 2014 and for the three-year period ended September 30, 2015, including the notes thereto and the reports of Ernst & Young LLP thereon

99.2	Unaudited consolidated financial statements of Beacon Roofing Supply, Inc. as of December 31, 2015 and December 31, 2014 and for the three-month periods ended December 31, 2015 and December 31, 2014, respectively, including the notes thereto

101.INS*	XBRL Instance Document

101.SCH*	XBRL Taxonomy Extension Schema

101.CAL*	XBRL Taxonomy Extension Calculation Linkbase

101.DEF*	XBRL Taxonomy Extension Definition Linkbase

101.LAB*	XBRL Taxonomy Extension Label Linkbase

101.PRE*	XBRL Taxonomy Extension Presentation Linkbase